U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 20, 2017
ADVANCED EMISSIONS SOLUTIONS, INC.
(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

640 Plaza Drive, Suite 270, Highlands Ranch, CO	80129
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 598-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Advanced Emissions Solutions, Inc. (the "Company" or "ADES") held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on June 20, 2017. At the Annual Meeting, stockholders considered and voted upon four proposals. The proposals, number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter are set forth below, which constitute the final voting results from the Annual Meeting.

On April 24, 2016, the record date for the Annual Meeting, 22,482,480 shares of the Company’s common stock were issued and outstanding.

(1)	Proposal:	Election of seven directors to the Company's Board of Directors.

	Votes
Director Name	For	Withheld
A. Bradley Gabbard	14,978,511	1,005,625
Derek C. Johnson	14,802,145	1,181,991
Gilbert Li	15,960,021	24,115
R. Carter Pate	15,946,671	37,465
L. Heath Sampson	15,006,461	977,675
J. Taylor Simonton	14,738,493	1,245,643
L. Spencer Wells	14,979,121	1,005,015

(2)	Proposal:	Ratification of the Audit Committee's selection of Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes
For	Against	Abstain
20,287,575	237,543	21,623

(3)	Proposal:
Approval, on an advisory basis, of the Company's compensation paid to named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion as set forth under the Executive Compensation section of the Company's 2017 proxy statement.

Votes
For	Against	Abstain	Broker Non-Voters
14,454,117	1,520,292	12,833	4,559,499

(4)	Proposal:	Approval of the Advanced Emissions Solutions, Inc. 2017 Omnibus Incentive Plan (the "Plan"). The Plan is furnished as Exhibit 10.1 to this report.

Votes
For	Against	Abstain	Broker Non-Voters
14,502,352	1,478,003	6,887	4,559,499

Results: For Proposal (1), all director nominees were elected to the Board. Proposal (2), Proposal (3), which was advisory in nature, and Proposal (4) were approved by stockholders.

Item 7.01	Regulation FD Disclosure.

A copy of the press release related to the disclosures under Item 5.07 of this report is furnished as Exhibit 99.1 to this report. The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Advanced Emissions Solutions, Inc. 2017 Omnibus Incentive Plan.
99.1	Press Release dated June 22, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 22, 2017

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
President, Chief Executive Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Advanced Emissions Solutions, Inc. 2017 Omnibus Incentive Plan.
99.1	Press Release dated June 22, 2017.

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